Exhibit 10.11

SUBSCRIPTION AGREEMENT

The undersigned (the “Subscriber”), desires to become a holder of certain Class A ordinary shares, par value $0.0001 per share, (the “Shares”) of Graphjet Technology, a Cayman Islands exempted company (the “Company”). The terms on which the Company is willing to sell the Shares to the Subscriber, and the Company and the Subscriber’s agreements regarding such Shares, are as follows:

1. Subscription and Purchase of Shares.

1.1	The Subscriber hereby agrees to subscribe for and accept from the Company that number of Shares set forth on the Signature Page attached to this Subscription Agreement (the “Agreement”), in consideration of the payment to the Company of US$_______ per share. This offer to purchase is submitted in accordance with and subject to the terms and conditions described in this Agreement. The Subscriber acknowledges that the Company reserves the right, in its sole and absolute discretion, to accept or reject this subscription and the subscription and purchase of Shares will not be binding until accepted by the Company in writing.

1.2	The subscription and purchase of the Shares hereunder (the “Closing”) shall occur immediately upon: (i) receipt and acceptance in writing by the Company of a properly executed Signature Page to this Agreement; and (ii) the Company’s acknowledgement as having previously been received by it, all funds for the subscription and purchase of the Shares hereunder.

1.3	As soon as practicable following Closing, the Company shall promptly instruct the maintainer of its register of members to update its register of members to reflect the issuance of the Shares and may, at its option, deliver to the Subscriber a certificate registered in the Subscriber’s name representing the Shares.

2. Purchase Procedure. The Subscriber acknowledges that, in order to subscribe for Shares, he must, and he does hereby, deliver to the Company:

2.1	One (1) executed counterpart of the Signature Page attached to this Agreement together a government ID copy; and

2.2	A check, trade draft or media due bill in the amount set forth on the Signature Page attached to this Agreement, representing payment in full for the Shares desired to be purchased hereunder, made payable to the order of the Company. Wire transfer and telegraphic transfer may also be accepted.

3. Representations, Warranties and Agreements of the Subscriber. To induce the Company to issues the Shares to the Subscriber, the Subscriber hereby represents and warrants to the Company and agrees with the Company as follows:

3.1	Such Subscriber acknowledges the public availability of the Company’s current prospectus which can be viewed on the SEC Edgar Database, under the CIK number 0001879373. This prospectus is made available in the Company’s most recent Registration Statement on Form S-1 deemed effective on _______, 2024. In this prospectus it makes clear the terms and conditions of the offering of shares and the risks associated therewith are described.

3.2	All information herein concerning the Subscriber is accurate and complete as of the date hereof and as of the date of Closing.

3.3	If the Subscriber is a company, partnership, trust or any other entity, such entity is validly existing and in good standing under the laws of ______________ and possesses all requisite power and authority necessary to carry out the transactions contemplated by this Agreement. Upon execution and delivery by the Subscriber, this Agreement is a legal, valid and binding agreement of Subscriber, enforceable against Subscriber in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

3.4	Upon request of the Company, the Subscriber will provide true, accurate, complete and current copies of all relevant documents in relation to the formation and existence of the Subscriber, authorizing its investment in the Company and/or evidencing the satisfaction of the foregoing.

3.5	The execution, delivery and performance of this Agreement and the consummation by the Subscriber of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the formation and governing documents of the Subscriber, (ii) any agreement, indenture or instrument to which the Subscriber is a party or (iii) any law, statute, rule or regulation to which the Subscriber is subject, or any agreement, order, judgment or decree to which the Subscriber is subject.

3.6	No governmental, administrative or other third-party consents or approvals are required, necessary or appropriate on the part of Subscriber in connection with the transactions contemplated by this Agreement.

5. Survival of Representations and Warranties. All representations and warranties made by the Subscriber in this Agreement or in any other agreement, certificate or instrument provided for or contemplated hereby, shall survive the execution and delivery hereof and any investigations made by or on behalf of the parties.

6. Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

7. Entire Agreement. This Agreement embodies the entire agreement and understanding between the Subscriber and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof.

8. Modifications and Amendments. The terms and provisions of this Agreement may be modified or amended only by written agreement executed by all parties hereto.

9. Assignment. The rights and obligations under this Agreement may not be assigned by either party hereto without the prior written consent of the other party.

10. Applicable Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the Cayman Islands applicable to contracts made and wholly performed in the Cayman Islands, without giving effect to the conflict of law principles thereof.

11. Execution in Counterparts. This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or any other form of electronic delivery, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

12. Persons Bound. This Agreement shall, except as otherwise provided herein, inure to the benefit of and be binding on the Company and its successors and assigns and on each Subscriber and his respective heirs, executors, administrators, successors and assigns.

13. Notices. Any notice or other communication required or permitted hereunder shall be: (i) in writing and delivered personally or sent by facsimile or electronic transmission or sent by certified mail, first class registered or express mail or overnight courier service to the address of each party set forth herein, (ii) by facsimile to the number most recently provided to such party or such other address or fax number as may be designated in writing by such party and (iii) by electronic mail, to the electronic mail address most recently provided to such party or such other electronic mail address as may be designated in writing by such party. Any notice or other communication so transmitted shall be deemed to have been given on the day of delivery, if delivered personally, on the business day following receipt of written confirmation, if sent by facsimile or electronic transmission, one (1) business day after delivery to an overnight courier service or three (3) days after the date of deposit in the United States mails is sent by mail.

14. CERTIFICATION . THE SUBSCRIBER CERTIFIES THAT HE/SHE HAS READ THIS ENTIRE SUBSCRIPTION AGREEMENT AND THAT EVERY STATEMENT MADE BY THE SUBSCRIBER HEREIN IS TRUE AND COMPLETE.

SUBSCRIBER SIGNATURE

The undersigned, desiring to subscribe for the number of Shares of Graphjet Technology (the “Company”) as is set forth below, acknowledges that he/she has received and understands the terms and conditions of the Subscription Agreement attached hereto and that he/she does hereby agree to all the terms and conditions contained therein.

IN WITNESS WHEREOF, the undersigned has hereby executed this Agreement as of the date set forth below.

Number of Shares

x US$_______ Per Share
Total Amount of Subscription:

Print name(s) of Subscriber(s):

Signature of Subscriber(s):
(Signature)

Date:

Residence or Physical Mailing Address (cannot be a P.O. Box):

Telephone Numbers (include Area Code):

Business: (___)_____________	Home: (___)________________
Social Security, Taxpayer, or other type
Identification Number(s): _______________
Email Address ___________________________________

COMPANY SIGNATURE

IN WITNESS WHEREOF, the undersigned has hereby executed this Agreement as of the date set forth below.

GRAPHJET TECHNOLOGY

By:
Lee Ping Wei

Title:	Director

5